POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No. 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No. 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Ciara A. Burnham
Ciara A. Burnham
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Jeffrey T. Condit
Jeffrey T. Condit
Principal Accounting Officer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Douglas A. French
Douglas A. French
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Alon Neches
Alon Neches
Director, President & Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Richard Patching
Richard Patching
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Brian T. Schreiber
Brian T. Schrieber
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Kai Talarek
Kai Talarek
Director, Senior Vice President and Chief Financial Officer (Principal Financial Officer)

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274022	333-274023	333-274024
Index-Linked Allocation Investment Options Registration Nos.:

333-274026	333-274027
Guaranteed Maturity Annuity Contracts Registration No.: 333-274025

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 10/19/23.

/s/ Samuel J. Weinhoff
Samuel J. Weinhoff
Director